UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☑	Soliciting Material pursuant to § 240.14a-12
ALLEGHENY ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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(4)	Date Filed:

EXPLANATORY NOTE
On June 1, 2010, Allegheny Energy, Inc. and FirstEnergy Corp. published the following state regulatory filing fact sheets.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
In addition to historical information, this fact sheet may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving FirstEnergy and Allegheny Energy, including future financial and operating results; FirstEnergy’s and Allegheny Energy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite FirstEnergy and Allegheny Energy shareholder approvals; the risk that FirstEnergy or Allegheny Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-165640) that was filed by FirstEnergy with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in FirstEnergy’s and Allegheny Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this document speak only as of the date of this document. Neither FirstEnergy nor Allegheny Energy undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger, FirstEnergy filed a Registration Statement on Form S-4 (Registration No. 333-165640) with the SEC that includes a preliminary joint proxy statement of FirstEnergy and Allegheny Energy and that also constitutes a preliminary prospectus of FirstEnergy. FirstEnergy and Allegheny Energy will mail the definitive joint proxy statement/prospectus to their respective shareholders. FirstEnergy and Allegheny Energy urge investors and shareholders to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website (www.sec. gov). You may also obtain these documents, free of charge, from FirstEnergy’s website (www.firstenergycorp.com) under the tab “Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Allegheny Energy’s website (www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”
PARTICIPANTS IN THE MERGER SOLICITATION
FirstEnergy, Allegheny Energy and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstEnergy and Allegheny Energy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstEnergy and Allegheny Energy shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4. You can find information about FirstEnergy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2010 and Annual Report on Form 10-K filed with the SEC on February 19, 2010. You can find information about Allegheny Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2010 and Annual Report on Form 10-K filed with the SEC on March 1, 2010. Additional information about FirstEnergy’s executive officers and directors and Allegheny Energy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from FirstEnergy and Allegheny Energy using the website information above.

What the FirstEnergy/Allegheny Energy merger means to
Maryland
The merger of FirstEnergy and Allegheny Energy would create a larger, stronger company, providing benefits to the customers and communities that are served by its electric distribution companies. The combination is a natural fit of two companies with contiguous service areas, similar business models and a strong focus on both regulated utility operations and a competitive generation business. Together, the companies have the potential to produce operating efficiencies and economies of scale as they share best practices across the new organization.
In a recent application with the Maryland Public Service Commission, the companies committed to the following benefits for customers and communities in Maryland upon approval of the application as filed:
No Utility Job Reductions
For at least two years there will be no net job losses in the utility operations of Potomac Edison in Maryland as a result of involuntary attrition related to the integration process of the two companies.
Regional Headquarters in Maryland
The company will establish a regional headquarters for Potomac Edison within the utility’s Maryland service area.
Local Presence and Decision Making
FirstEnergy’s regional management approach, which supports local decision-making authority and accountability, would be implemented at Potomac Edison after the merger. Regional presidents are in place at FirstEnergy electric utility distribution companies, and their staffs are responsible for day-to-day operations, community involvement and economic development activities.
Ongoing Support for Local Communities
The combined company will continue to support economic development and community initiatives for the next three years at levels that are consistent with Allegheny Energy’s historic support. After that, support will continue at levels consistent with other FirstEnergy operating companies.
Commitment to Customer Service Reliability
The Allegheny Power utility companies will maintain service reliability standards, as currently measured, and study whether opportunities exist for improvement.
Customer Rate Benefits
The merger is expected to generate cost savings related to operating efficiencies and employing best practices. Savings related to utility operations would help mitigate future rate increases, as lower operating costs offset future increases.
Continued on next page

Monthly Credit for Customers
FirstEnergy will provide a direct monthly credit for Potomac Edison residential customers in Maryland that equals 25 percent of the allowed return on the cost of providing customer generation service. This represents approximately a $2.5 million benefit to these customers over two years.
Support for Competitive Markets
FirstEnergy’s competitive generation affiliate – FirstEnergy Solutions – will become a certified retail supplier for residential customers in Maryland and continue to actively participate in competitive retail markets, providing options that promote competition and lower prices to customers.
Continuation of Collective Bargaining Agreements
The combined company will honor Allegheny Energy’s collective bargaining agreements that are currently in place, including all terms and conditions of those agreements.
Key benefits of the merger include:
•	Adjacent geographic footprints, enabling mutual support and enhanced customer service

•	Nearly 20,000 miles of transmission lines, with improved operation and coordination as a result of the network’s larger scale and scope

•	Planned growth in the transmission business with major projects underway

•	More than 24,000 megawatts of generating capacity with a favorable environmental profile: a diverse mix of fully scrubbed baseload fossil, non-emitting nuclear, and more than 2,200 megawatts of renewable resources, including large-scale energy storage

•	Based on capacity, 68 percent of the combined, coal-based fleet would be highly efficient, supercritical generation – compared with the national average of 28 percent
Maryland Operations at a Glance:
•	Customers: 250,620

•	Employees: 379

•	Square Miles: 2,500
Timing
The merger of Allegheny Energy and FirstEnergy has been supported unanimously by the boards of directors of both companies. A registration statement on Form S-4 also has been filed with the U.S. Securities and Exchange Commission. In addition, the companies have submitted the necessary merger filings with the Federal Energy Regulatory Commission and the state utility commissions in Pennsylvania, Maryland and West Virginia.
The companies will each hold special meetings of shareholders to approve proposals related to the merger.
The merger is expected to be completed in the first half of 2011, subject to customary closing conditions, including shareholder and regulatory approvals.
Who is FirstEnergy?
FirstEnergy is a Fortune 200 company with approximately $13 billion in annual revenues. Its seven electric distribution companies comprise the nation’s fifth largest investor-owned electric system, based on 4.5 million customers served in Ohio, Pennsylvania and New Jersey, and its generating subsidiaries control more than 14,000 megawatts of capacity.
FirstEnergy was formed following the 1997 merger of Ohio Edison and Centerior Energy Corporation. The company expanded across Pennsylvania and into New Jersey with the 2001 merger with GPU, Inc. These mergers have strengthened FirstEnergy, resulting in enhanced customer service reliability, improved safety performance, expanded opportunities for employees and increased investment growth potential for shareholders.
Continued on next page

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
In addition to historical information, this fact sheet may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving FirstEnergy and Allegheny Energy, including future financial and operating results; FirstEnergy’s and Allegheny Energy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite FirstEnergy and Allegheny Energy shareholder approvals; the risk that FirstEnergy or Allegheny Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-165640) that was filed by FirstEnergy with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in FirstEnergy’s and Allegheny Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this document speak only as of the date of this document. Neither FirstEnergy nor Allegheny Energy undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger, FirstEnergy filed a Registration Statement on Form S-4 (Registration No. 333-165640) with the SEC that includes a preliminary joint proxy statement of FirstEnergy and Allegheny Energy and that also constitutes a preliminary prospectus of FirstEnergy. FirstEnergy and Allegheny Energy will mail the definitive joint proxy statement/prospectus to their respective shareholders. FirstEnergy and Allegheny Energy urge investors and shareholders to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website (www.sec. gov). You may also obtain these documents, free of charge, from FirstEnergy’s website (www.firstenergycorp.com) under the tab “Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Allegheny Energy’s website (www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”
PARTICIPANTS IN THE MERGER SOLICITATION
FirstEnergy, Allegheny Energy and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstEnergy and Allegheny Energy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstEnergy and Allegheny Energy shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4. You can find information about FirstEnergy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2010 and Annual Report on Form 10-K filed with the SEC on February 19, 2010. You can find information about Allegheny Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2010 and Annual Report on Form 10-K filed with the SEC on March 1, 2010. Additional information about FirstEnergy’s executive officers and directors and Allegheny Energy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from FirstEnergy and Allegheny Energy using the website information above.

What the FirstEnergy/Allegheny Energy merger means to
Pennsylvania
The merger of FirstEnergy and Allegheny Energy would create a larger, stronger company, providing benefits to the customers and communities that are served by its electric distribution companies. The combination is a natural fit of two companies with contiguous service areas, similar business models and a strong focus on both regulated utility operations and a competitive generation business. Together, the companies have the potential to produce operating efficiencies and economies of scale as they share best practices across the new organization.
In a recent application with the Pennsylvania Public Utility Commission, the companies committed to the following benefits for customers and communities in Pennsylvania upon approval of the application as filed:
No Utility Job Reductions
For at least two years there will be no net job losses at the utility operating companies as a result of involuntary attrition related to the integration process of the two companies.
Regional Headquarters will be Located in Greensburg
The current headquarters building of Allegheny Energy will be used as the headquarters of West Penn Power.
Local Presence and Decision Making
FirstEnergy’s regional management approach, which supports local decision-making authority and accountability, would be implemented at West Penn Power after the merger. Regional presidents are in place at Met-Ed and Penelec, and their staffs are responsible for day-to-day operations, community involvement and economic development activities.
New Education and Jobs Initiatives
FirstEnergy will work with local community colleges to establish a new Power Systems Institute (PSI) program in Pennsylvania. PSI is FirstEnergy’s award-winning partnership to educate and train future utility workers. There are three PSI schools currently in Pennsylvania – in Oil City, Johnstown and Reading.
Ongoing Support for Local Communities
The combined company will continue to support economic development and community initiatives for the next three years at levels that are consistent with Allegheny Energy’s historic support. After that, support will continue at levels consistent with other FirstEnergy operating companies.
Commitment to Customer Service Reliability
The Allegheny Power utility companies will maintain service reliability standards, as currently measured, and study whether opportunities exist for improvement.
Continued on next page

Customer Rate Benefits
The merger is expected to generate cost savings related to operating efficiencies and employing best practices. Savings related to utility operations would help mitigate future rate increases, as lower operating costs offset future increases.
Support for Competitive Markets
FirstEnergy’s competitive generation affiliate – FirstEnergy Solutions – will continue to actively participate in competitive retail markets, providing options that promote competition and lower prices to customers.
Continuation of Collective Bargaining Agreements
The combined company will honor Allegheny Energy’s collective bargaining agreements that are currently in place, including all terms and conditions of those agreements.
Key benefits of the merger include:
•	Adjacent geographic footprints, enabling mutual support and enhanced customer service

•	Nearly 20,000 miles of transmission lines, with improved operation and coordination as a result of the network’s larger scale and scope

•	Planned growth in the transmission business with major projects underway

•	More than 24,000 megawatts of generating capacity with a favorable environmental profile: a diverse mix of fully scrubbed baseload fossil, non-emitting nuclear, and more than 2,200 megawatts of renewable resources, including large-scale energy storage

•	Based on capacity, 68 percent of the combined, coal-based fleet would be highly efficient, supercritical generation – compared with the national average of 28 percent
Pennsylvania Operations* at a Glance:
•	Customers: 2 million

•	Employees: 6,159

•	Square Miles: 32,000

* Post-merger footprint based on combined figures for 2009
Continued on next page

Timing
The merger of Allegheny Energy and FirstEnergy has been supported unanimously by the boards of directors of both companies. A registration statement on Form S-4 also has been filed with the U.S. Securities and Exchange Commission. In addition, the companies have submitted the necessary merger filings with the Federal Energy Regulatory Commission and the state utility commissions in Pennsylvania, Maryland and West Virginia.
The companies will each hold special meetings of shareholders to approve proposals related to the merger.
The merger is expected to be completed in the first half of 2011, subject to customary closing conditions, including shareholder and regulatory approvals.
Who is FirstEnergy?
FirstEnergy is a Fortune 200 company with approximately $13 billion in annual revenues. Its seven electric distribution companies comprise the nation’s fifth largest investor-owned electric system, based on 4.5 million customers served in Ohio, Pennsylvania and New Jersey, and its generating subsidiaries control more than 14,000 megawatts of capacity.
FirstEnergy was formed following the 1997 merger of Ohio Edison and Centerior Energy Corporation. The company expanded across Pennsylvania and into New Jersey with the 2001 merger with GPU, Inc. These mergers have strengthened FirstEnergy, resulting in enhanced customer service reliability, improved safety performance, expanded opportunities for employees and increased investment growth potential for shareholders.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
In addition to historical information, this fact sheet may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Forward-looking statements relating to the proposed merger include, but are not limited to: statements about the benefits of the proposed merger involving FirstEnergy and Allegheny Energy, including future financial and operating results; FirstEnergy’s and Allegheny Energy’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction; and other statements relating to the merger that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Important factors could cause actual results to differ materially from those indicated by such forward-looking statements. With respect to the proposed merger, these factors include, but are not limited to: risks and uncertainties relating to the ability to obtain the requisite FirstEnergy and Allegheny Energy shareholder approvals; the risk that FirstEnergy or Allegheny Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the length of time necessary to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; the effect of future regulatory or legislative actions on the companies; and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect. These risks, as well as other risks associated with the merger, are more fully discussed in the preliminary joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-165640) that was filed by FirstEnergy with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in FirstEnergy’s and Allegheny Energy’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Forward-looking statements included in this document speak only as of the date of this document. Neither FirstEnergy nor Allegheny Energy undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this document.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed merger, FirstEnergy filed a Registration Statement on Form S-4 (Registration No. 333-165640) with the SEC that includes a preliminary joint proxy statement of FirstEnergy and Allegheny Energy and that also constitutes a preliminary prospectus of FirstEnergy. FirstEnergy and Allegheny Energy will mail the definitive joint proxy statement/prospectus to their respective shareholders. FirstEnergy and Allegheny Energy urge investors and shareholders to read the definitive joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this proposed transaction, free of charge, at the SEC’s website (www.sec. gov). You may also obtain these documents, free of charge, from FirstEnergy’s website (www.firstenergycorp.com) under the tab “Investors” and then under the heading “Financial Information” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Allegheny Energy’s website (www.alleghenyenergy.com) under the tab “Investors” and then under the heading “SEC Filings.”
PARTICIPANTS IN THE MERGER SOLICITATION
FirstEnergy, Allegheny Energy and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstEnergy and Allegheny Energy shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstEnergy and Allegheny Energy shareholders in connection with the proposed merger is set forth in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4. You can find information about FirstEnergy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2010 and Annual Report on Form 10-K filed with the SEC on February 19, 2010. You can find information about Allegheny Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on March 19, 2010 and Annual Report on Form 10-K filed with the SEC on March 1, 2010. Additional information about FirstEnergy’s executive officers and directors and Allegheny Energy’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from FirstEnergy and Allegheny Energy using the website information above.

What the FirstEnergy/Allegheny Energy merger means to
West Virginia
The merger of FirstEnergy and Allegheny Energy would create a larger, stronger company, providing benefits to the customers and communities that are served by its electric distribution companies. The combination is a natural fit of two companies with contiguous service areas, similar business models and a strong focus on both regulated utility operations and a competitive generation business. Together, the companies have the potential to produce operating efficiencies and economies of scale as they share best practices across the new organization.
In a recent application with the Public Service Commission of West Virginia, the companies committed to the following benefits for customers and communities in West Virginia upon approval of the application as filed:
No Utility Job Reductions
For at least two years there will be no net job losses in the utility operations in West Virginia as a result of involuntary attrition related to the integration process of the two companies.
Maintain Regional Call Center in Fairmont
The combined company will not eliminate the Allegheny Power Customer Call Center located in Fairmont as a result of the merger integration process.
Complete Transmission Operations Center
The combined company will complete and staff the Fairmont transmission operations center, as currently planned.
Local Presence and Decision Making
FirstEnergy’s regional management approach, which supports local decision-making authority and accountability, would be implemented at Monongahela Power and Potomac Edison after the merger. Regional presidents are in place at FirstEnergy electric utility distribution companies, and their staffs are responsible for day-to-day operations, community involvement and economic development activities.
New Education and Jobs Initiatives
FirstEnergy will work with local community colleges to bring at least one new Power Systems Institute (PSI) program to West Virginia. PSI is FirstEnergy’s award-winning partnership to educate and train future utility workers. There are two similar programs currently in West Virginia – in Weirton and near Charleston – as well as two training partnerships that Allegheny Energy has with community and technical colleges in Fairmont and Martinsburg.
Continued on next page

Ongoing Support for Local Communities
The combined company will continue to support economic development and community initiatives for the next three years at levels that are consistent with Allegheny Energy’s historic support. After that, support will continue at levels consistent with other FirstEnergy operating companies.
Commitment to Customer Service Reliability
The Allegheny Power utility companies will maintain service reliability standards, as currently measured, and study whether opportunities exist for improvement.
Customer Rate Benefits
The merger is expected to generate cost savings related to operating efficiencies and employing best practices. Savings related to utility operations would help mitigate future rate increases, as lower operating costs offset future increases.
Continuation of Collective Bargaining Agreements
The combined company will honor Allegheny Energy’s collective bargaining agreements that are currently in place, including all terms and conditions of those agreements.

Ohio
Pennsylvania
New Jersey
West Virginia
Virginia
Maryland
Monongahela Power
Potomac Edison – West Virginia

Key benefits of the merger include:
•	Adjacent geographic footprints, enabling mutual support and enhanced customer service

•	Nearly 20,000 miles of transmission lines, with improved operation and coordination as a result of the network’s larger scale and scope

•	Planned growth in the transmission business with major projects underway

•	More than 24,000 megawatts of generating capacity with a favorable environmental profile: a diverse mix of fully scrubbed baseload fossil, non-emitting nuclear, and more than 2,200 megawatts of renewable resources, including large-scale energy storage

•	Based on capacity, 68 percent of the combined, coal-based fleet would be highly efficient, supercritical generation — compared with the national average of 28 percent
West Virginia Operations at a Glance:
•	Customers: 516,628

•	Employees: 1,762

•	Square Miles: 15,600
Timing
The merger of Allegheny Energy and FirstEnergy has been supported unanimously by the boards of directors of both companies. A registration statement on Form S-4 also has been filed with the U.S. Securities and Exchange Commission. In addition, the companies have submitted the necessary merger filings with the Federal Energy Regulatory Commission and the state utility commissions in Pennsylvania, Maryland and West Virginia.
The companies will each hold special meetings of shareholders to approve proposals related to the merger.
The merger is expected to be completed in the first half of 2011, subject to customary closing conditions, including shareholder and regulatory approvals.
Who is FirstEnergy?
FirstEnergy is a Fortune 200 company with approximately $13 billion in annual revenues. Its seven electric distribution companies comprise the nation’s fifth largest investor-owned electric system, based on 4.5 million customers served in Ohio, Pennsylvania and New Jersey, and its generating subsidiaries control more than 14,000 megawatts of capacity.
FirstEnergy was formed following the 1997 merger of Ohio Edison and Centerior Energy Corporation. The company expanded across Pennsylvania and into New Jersey with the 2001 merger with GPU, Inc. These mergers have strengthened FirstEnergy, resulting in enhanced customer service reliability, improved safety performance, expanded opportunities for employees and increased investment growth potential for shareholders.
Continued on next page